April 27, 2017

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Summary
and Statutory Prospectuses

The following information supplements and supersedes any contrary information contained in the fund’s prospectus:

The fund’s board has approved Dalton Investments LLC (Dalton) and Longhorn Capital Partners, L.P. (Longhorn) as additional subadvisers to the fund, effective on or about May 15, 2017 (the Effective Date). In addition, with the fund board’s approval, The Dreyfus Corporation (Dreyfus), the fund’s investment adviser, has terminated the Sub-Investment Advisory Agreement between Dreyfus and Owl Creek Asset Management, L.P. (Owl Creek), effective May 5, 2017.

As of the Effective Date, the fund’s assets will be allocated among seven subadvisers – Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal), Sirios Capital Management, L.P. (Sirios), Three Bridges Capital, LP (Three Bridges), Pine River Capital Management L.P. (Pine River), Ramius Advisors, LLC (Ramius), Dalton and Longhorn. The target percentage of the fund’s assets to be allocated over time to the subadvisers is approximately 24% to Cramer Rosenthal, 22% to Sirios, 16% to Three Bridges, 14% to Pine River, 10% to Dalton, 9% to Ramius and 5% to Longhorn. The portion of the fund’s assets previously allocated to Owl Creek (approximately 5% of the fund’s assets) will be re-allocated to the other subadvisers over time in accordance with the target amounts noted above. The target percentages of the fund’s assets to be allocated to Dalton and Longhorn, and any modification to the target percentage of the fund’s assets currently allocated to the other subadvisers, will occur over time. Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

Dalton invests opportunistically across the Asia Pacific region. Investment decisions are based on disciplined, rigorous, bottom-up fundamental analysis. Dalton seeks to build a portfolio of long positions in stocks of companies with strong cash flows, balance sheets and competitive market positions that it believes are trading below their “intrinsic value”, and short positions in stocks of companies that it believes are overvalued and have the presence of catalysts for price declines. In addition to performing rigorous fundamental analysis, Dalton’s investment team engages in direct contact with company management, suppliers, customers and competitors, when appropriate, to assess the company’s strategic vision, motivation, compensation structure and business sustainability. When selecting investments, Dalton seeks a significant “margin of safety” – that is, the difference between what Dalton considers the stock’s intrinsic value and its market price – and focuses on the alignment of interests between management and shareholders.

Dalton considers macroeconomic trends in allocating investments among countries and sectors. Dalton seeks to manage portfolio risk by employing position limits, adhering to stop loss guidelines, and managing gross and net exposures. Dalton also generally will sell a stock when its market price approaches its intrinsic valuation.

Longhorn engages in short selling in publicly-traded equity and equity-related securities of companies operating across a range of industries and geographies. Longhorn employs a fundamental, research-driven investment approach to identify companies it believes are experiencing meaningful intermediate-term change in underlying business fundamentals. Upon identification, Longhorn seeks to exploit a variant investment view not reflected in consensus thinking surrounding the company’s intermediate-term business prospects. Longhorn generally adjusts position size to reflect the perceived risk-reward of the stock’s current market price relative to Longhorn’s view of the company’s fundamental business valuation.

****

Dalton, 1601 Cloverfield Boulevard, Suite 5050N, Santa Monica, California 90404, is a registered investment adviser formed in 1999. James B. Rosenwald III, CFA is the portfolio manager responsible for the day-to-day management of the portion of the fund’s portfolio that is managed by Dalton. Mr. Rosenwald is a senior portfolio manager of Asia equity strategies at Dalton, which he co-founded. As of March 31, 2017, Dalton had approximately $3.29 billion in assets under management.

Longhorn, 3811 Turtle Creek Boulevard, Suite 225, Dallas, Texas 75219, is a registered investment adviser formed in 2006. Kristopher Kristynik is the portfolio manager responsible for the day-to-day management of the portion of the fund’s portfolio that is managed by Longhorn.

Mr. Kristynik is the chief investment officer of Longhorn, which he co-founded. As of March 31, 2017, Longhorn had approximately $178 million in assets under management.

6250-4095STK0417